TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Independent Auditors' Report                                    7
      Statement of Assets and Liabilities                             8
      Portfolio of Investments in Securities                          9
      Notes to Portfolio of Investments in Securities                10
      Statement of Operations                                        11
      Statements of Changes in Net Assets                            12
      Notes to Financial Statements                                  13


                        IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Treasury Money Market Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the Funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes account maintenance fee through December 31, 1996.


MESSAGE FROM THE PRESIDENT

(PHOTO OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE.)

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

(1) S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) Source: (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.


                                INVESTMENT REVIEW

TREASURY MONEY MARKET TRUST

OBJECTIVE: Provide investors with maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: Securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such securities.

                                                  5/31/97           5/31/96

        Net Assets............................ $88.6 MILLION     $76.8 MILLION
        Net Asset Value Per Share.............   $1.00              $1.00


        AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/97
        1 Year.............................................................5.06%
        5 Years............................................................4.25%
        Since Inception on February 1, 1991................................4.37%

The Fund's simple yield was 5.10% for the 7-day period ended May 31, 1997, and the weighted average maturity was 65 days.

[A graph is shown here which is a comparison of the 7-day yield of the USAA Treasury Money Market Trust to the IBC/Donoghue's Money Fund Averages/U.S. Treasury & Repo from 5/96 to 5/97. The vertical axis shows the yield and the horizontal axis shows the time period. The 7-day yield as of 5/31/97 for the USAA Treasury Money Market Trust is 5.08% and 7-day yield as of 5/31/97 for the IBC/Donoghue's Money Fund Averages/U.S. Treasury & Repo is 4.73%.]

Total return equals income yield and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The graph above tracks the Fund's 7-day yield against IBC/Donoghue's Money Fund Averages/U.S. Treasury & Repo, an average of all major treasury money market fund yields. While past performance is no guarantee of future results, the Fund appears to remain competitive in the money market industry.


                         MESSAGE FROM THE MANAGER

(PHOTOGRAPH OF THE MANAGER APPEARS HERE:  PAMELA K. BLEDSOE, CFA)

STRATEGY
In his book, On War, Carl von Clausewitz wrote of a phenomenon termed "friction in war." Friction, as described by Clausewitz, results from a variety of unknown and unforeseen factors. Given this, the friction phenomenon could be adapted to explain the uncertainty and irrationality that pervades the financial markets. At any given time, a portfolio manager must make investing decisions based upon available information since the economic environment is constantly changing. Will interest rates remain stable? . . . Or move up? . . . Or move down? Will money invested today provide as good of return as the opportunities available tomorrow? As an investment professional, one must understand and prepare for the influence this friction can have on the portfolios under management.


The Treasury Money Market Trust is managed to reduce the impact that unforeseen market forces may have on performance. My goal is to provide a reasonable return without undue risks, regardless of economic activity. The use of a "barbell strategy" concentrates securities in both long and short maturities. As of May 31, 1997, 50.2% of the Fund's securities matured in less than seven days, while 35.1% of the holdings matured in 70 days or longer. The advantage of this strategy is to provide ample liquidity during periods of rising rates while anchoring the balance of the Fund in longer dated maturities to provide yield stability and downside protection.

PERFORMANCE
The combination of this strategy with one of the lowest expense ratios in its peer group has contributed to the Fund's strong performance ranking. For the twelve months ending May 31, 1997, the Treasury Money Market Trust's yield or return ranked 5 out of 112 treasury money market funds according to IBC Donoghue's Money Fund Vision Report.


[A graph is shown here showing the growth of $10,000, from 2/1/91 to 5/31/97, invested in the USAA Treasury Money Market Trust. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $13,114.]

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

An  investment  in this  Fund is  neither  insured  nor  guaranteed  by the U.S.
government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.


See page 9 for a complete listing of the Portfolio of Investments in Securities.


                          INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Treasury Money Market Trust of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 8 to the financial statements for each of the periods in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Treasury Money Market Trust of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                   KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997

TREASURY MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1997


ASSETS
   Investments in securities                                                                  $  45,739
   Repurchase agreements                                                                         42,021
   Cash                                                                                             137
   Receivables:
      Capital shares sold                                                                           522
      Interest                                                                                      450
                                                                                              ---------
         Total assets                                                                            88,869
                                                                                              ---------
LIABILITIES
   Capital shares redeemed                                                                          177
   USAA Investment Management Company                                                                35
   USAA Transfer Agency Company                                                                       7
   Accounts payable and accrued expenses                                                             15
   Dividends on capital shares                                                                       23
                                                                                              ---------
         Total liabilities                                                                          257
                                                                                              ---------
            Net assets applicable to capital shares outstanding                               $  88,612
                                                                                              =========
REPRESENTED BY:
   Paid-in capital                                                                            $  88,612
                                                                                              =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               88,612
                                                                                              =========
   Net asset value, redemption price, and offering price per share                            $    1.00
                                                                                              =========



See accompanying notes to financial statements.

TREASURY MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)

May 31, 1997


  Principal
   Amount                                        Security                                      Value
  ---------                                      --------                                      -----

                            U.S. GOVERNMENT GUARANTEED NOTES (1.4%)
  $ 1,250      6.28%, 8/01/97 (cost: $1,251)                                                 $  1,251
                                                                                             --------

                                 U.S. TREASURY BILLS (23.6%)
    2,000      5.02%, 6/05/97                                                                   1,998
    2,000      5.05%, 6/19/97                                                                   1,995
    2,250      5.06%, 7/24/97                                                                   2,233
    1,500      5.07%, 8/07/97                                                                   1,486
    1,500      5.14%, 8/21/97                                                                   1,482
    1,500      5.39%, 9/11/97                                                                   1,477
    1,000      5.27%, 9/18/97                                                                     984
    2,000      5.34%, 10/09/97                                                                  1,961
    1,500      5.41%, 10/16/97                                                                  1,469
    2,000      5.33%, 10/23/97                                                                  1,957
    2,000      5.46%, 11/13/97                                                                  1,950
    2,000      5.30%, 1/08/98                                                                   1,935
                                                                                             --------
               Total U.S. treasury bills (cost: $20,927)                                       20,927
                                                                                             --------
                                 U.S. TREASURY NOTES (26.6%)
    4,000      5.63%, 6/30/97                                                                   4,000
    2,000      5.88%, 7/31/97                                                                   2,000
    1,000      6.50%, 8/15/97                                                                   1,002
    2,000      6.00%, 8/31/97                                                                   2,003
    1,000      5.50%, 9/30/97                                                                   1,000
    2,250      5.63%, 10/31/97                                                                  2,250
    2,775      7.38%, 11/15/97                                                                  2,793
    3,000      5.38%, 11/30/97                                                                  2,996
    2,000      5.25%, 12/31/97                                                                  1,995
    2,250      7.88%, 1/15/98                                                                   2,278
    1,250      5.13%, 2/28/98                                                                   1,244
                                                                                             --------
               Total U.S. treasury notes (cost: $23,561)                                       23,561
                                                                                             --------
               Total U.S. government obligations (cost: $45,739)                               45,739
                                                                                             --------
                                REPURCHASE AGREEMENTS (47.4%)
   21,021      Bankers Trust Securities Corp., 5.45%, acquired on 5/30/97 and due
                 6/02/97 at $21,031 (collateralized by a $20,895 U.S. Treasury Note,
                 7.88%, due 4/15/98; market value $21,444)                                     21,021
   21,000      State Street Bank & Trust Co., 5.43%, acquired on 5/30/97 and due
                 6/02/97 at $21,010 (collateralized by a $21,415 U.S. Treasury Note,
                 5.75%, due 9/30/97; market value of $21,634)                                  21,000
                                                                                             --------
                 Total repurchase agreements (cost: $42,021)                                   42,021
                                                                                             --------
                 Total investments (cost: $87,760)                                           $ 87,760
                                                                                             ========

TREASURY MONEY MARKET TRUST
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

May 31, 1997

GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



See accompanying notes to financial statements.


TREASURY MONEY MARKET TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1997


Net investment income:
   Interest income                                                                              $ 4,490
                                                                                                -------
   Expenses:
      Management fees                                                                               105
      Transfer agent's fees                                                                          85
      Custodian's fees                                                                               50
      Postage                                                                                         7
      Shareholder reporting fees                                                                     10
      Trustees' fees                                                                                  4
      Registration fees                                                                              43
      Audit fees                                                                                     18
      Legal fees                                                                                      4
      Other                                                                                           5
                                                                                                -------
         Total expenses before reimbursement                                                        331
      Expenses reimbursed                                                                           (16)
                                                                                                -------
         Total expenses after reimbursement                                                         315
                                                                                                -------
            Net investment income                                                               $ 4,175
                                                                                                =======


See accompanying notes to financial statements.



TREASURY MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,


                                                                              1997               1996
                                                                              ----               ----
From operations:
   Net investment income                                                   $   4,175          $   3,954
                                                                           ---------          ---------
Distributions to shareholders from:
   Net investment income                                                      (4,175)            (3,954)
                                                                           ---------          ---------
From capital share transactions:
   Proceeds from shares sold                                                  83,247             90,846
   Shares issued for dividends reinvested                                      3,896              3,694
   Cost of shares redeemed                                                   (75,308)           (85,639)
                                                                           ---------          ---------

      Increase in net assets from capital share transactions                  11,835              8,901
                                                                           ---------          ---------
Net increase in net assets                                                    11,835              8,901
Net assets:
   Beginning of period                                                        76,777             67,876
                                                                           ---------          ---------

   End of period                                                           $  88,612          $  76,777
                                                                           =========          =========
Change in shares outstanding:
   Shares sold                                                                83,247             90,846
   Shares issued for dividends reinvested                                      3,896              3,694
   Shares redeemed                                                           (75,308)           (85,639)
                                                                           ---------          ---------

      Increase in shares outstanding                                          11,835              8,901
                                                                           =========          =========



See accompanying notes to financial statements.


TREASURY MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS

May 31, 1997

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed as of May 31, 1997. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Treasury Money Market Trust earned 54.1% of its income from investments in U.S. Treasury securities during the fiscal year.

As required to be disclosed by Federal Law (Internal Revenue Code of 1986, as amended, and the Regulations thereunder), the distributions related to earnings for the fiscal year ended May 31, 1997 were $.05 per share, which were entirely derived from taxable interest income.

(4) INVESTMENT TRANSACTIONS
Purchases and sales/maturities of securities for the year ended May 31, 1997 were $9,799,014,830 and $9,788,988,000, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .125% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .375% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                                                           Eight-month
                                                                          Period Ended    Year Ended
                                           Year Ended May 31,                May 31,     September 30,
                                           ------------------
                                   1997           1996          1995          1994           1993
                                   ----           ----          ----          ----           ----
Net asset value at
   beginning of period           $   1.00      $    1.00     $    1.00     $    1.00      $    1.00
Net investment income                 .05            .05           .05           .02            .03
Distributions from net
   investment income                 (.05 )         (.05)         (.05)         (.02)          (.03)
                                 --------      ---------     ---------     ---------      ---------
Net asset value at
   end of period                 $   1.00      $    1.00     $    1.00     $    1.00      $    1.00
                                 ========      =========     =========     =========      =========
Total return (%) *                   5.06           5.38          4.88          1.96           2.84
Net assets at end
   of period (000)               $ 88,612      $  76,777     $  67,876     $  37,984      $  30,448
Ratio of expenses to
   average net assets (%)            .375 (b)       .375(b)       .375(b)       .375(a,b)      .375(b)
Ratio of net investment
   income to average
   net assets (%)                    4.95 (b)       5.23(b)       4.91(b)       2.94(a,b)      2.81(b)

  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized.  The  ratio  is not  necessarily  indicative  of 12  months  of operations.
(b) The information contained in the above table is based on actual expenses for the  period,  after  giving  effect to  reimbursements  of  expenses  by the
    Manager. Absent such reimbursements the Fund's ratios would have been:
                                                                           Eight-month
                                                                          Period Ended    Year Ended
                                           Year Ended May 31,                May 31,     September 30,
                                           ------------------
                                   1997           1996          1995          1994           1993
                                   ----           ----          ----          ----           ----

Ratio of expenses to
   average net assets (%)             .39            .40           .49           .62(a)         .54
Ratio of net investment
   income to average
   net assets (%)                    4.94           5.21          4.80          2.69(a)        2.65
